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                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549









                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 21, 1997


                            CITYSCAPE FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                0-27314              11-2994671
     State or Other Jurisdiction         Commission          (IRS Employer
           of Incorporation              File Number      Identification No.)


       565 Taxter Road, Elmsford, New York                   10523-5200
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     (Address of Principal Executive Offices)                 Zip Code



Registrant's telephone number, including area code:  (914) 592-6677


                        ----------------------------------
                         Former name or former address,
                          if changed since last report
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Item 5.     Other Events.

      On October 21, 1997, Cityscape Financial Corp. issued a press release announcing its retention of Bear, Stearns & Co. Inc. as financial advisor to explore strategic alternatives for the Company. A copy of this press release, dated October 21, 1997, has been filed with this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.


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Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

            (c)   Exhibits

                  99.1        Press Release, dated October 21, 1997
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITYSCAPE FINANCIAL CORP.
                                         (Registrant)



                                        By:     /s/ Robert C. Patent
                                               -------------------------
                                        Name:  Robert C. Patent
                                        Title: Executive Vice President

Dated:   October 22, 1997
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                                INDEX TO EXHIBITS


Exhibits      Description                                          Page

99.1          Press Release, dated October 21, 1997